TAXES ON INCOME - Schedule of Deferred Income Tax (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net operating loss carry-forward	$ 14,745	$ 15,373
Capital loss carry-forward	941	883
Allowances and reserve	455	401
Total deferred tax assets before valuation allowance	16,141	16,657
Valuation allowance	(16,141)	(16,657)
Net deferred tax assets